UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
______________________________________________________

FORM 8-K
 CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported) June 12, 2020

ARES MANAGEMENT CORPORATION
(Exact Name of Registrant as Specified in Charter)

Delaware	001-36429	80-0962035
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2000 Avenue of the Stars, 12th Floor, Los Angeles, CA 90067
(Address of principal executive office) (Zip Code)
(310) 201-4100
(Registrant’s telephone number, including area code)
N/A
(Former name, former address and former fiscal year, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.01 per share	ARES	New York Stock Exchange
7.00% Series A Preferred Stock, par value $0.01 per share	ARES.PRA	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

Annual Meeting of Stockholders

On June 11, 2020, Ares Management Corporation (the “Company”) held its annual meeting of stockholders (the “Annual Meeting”). The issued and outstanding shares of stock of the Company entitled to vote at the Annual Meeting consisted of the shares of common stock outstanding on the record date, April 13, 2020 (the “Record Date”). As of the Record Date, there were 132,396,906 shares of our Class A common stock outstanding representing 132,396,906 votes, 1,000 shares of our Class B common stock outstanding representing 414,388,003 votes and 115,119,621 shares of our Class C common stock outstanding representing 115,119,621 votes, for a total of 661,984,530 votes. At the Annual Meeting, the Company’s stockholders voted on the following proposals, each of which is described in more detail in the Company’s definitive proxy statement filed on April 21, 2020, and the Company’s inspector of election certified the vote tabulations indicated below.

Proposal 1

The nominees listed below were elected as directors of the Company to serve for one-year terms expiring at the 2021 Annual Meeting of Stockholders once their respective successors have been duly elected and qualified or until their earlier resignation or removal, based on the following votes:

	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
Michael J Arougheti	616,924,379	25,535,387	137,851	8,536,195
Antoinette Bush	634,628,513	7,832,040	137,064	8,536,195
R. Kipp deVeer	615,807,357	26,652,427	137,833	8,536,195
Paul G. Joubert	634,623,785	7,828,017	145,815	8,536,195
David B. Kaplan	615,655,044	26,804,740	137,833	8,536,195
Michael Lynton	632,289,467	10,165,684	142,466	8,536,195
Dr. Judy D. Olian	634,627,997	7,827,890	141,730	8,536,195
Antony P. Ressler	615,785,123	26,670,295	142,199	8,536,195
Bennett Rosenthal	615,785,007	26,674,778	137,832	8,536,195

Proposal 2

The proposal to ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the Company’s 2020 fiscal year was approved based on the following votes:

FOR	AGAINST	ABSTAIN
650,648,455	444,849	40,508

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARES MANAGEMENT CORPORATION

Dated: June 12, 2020

	By:	/s/ Michael R. McFerran
	Name:	Michael R. McFerran
	Title:	Chief Operating Officer & Chief Financial Officer

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